Exhibit 10.37
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          THIS MANAGEMENT AGREEMENT (this "Agreement") is made as of November 1,
1995, between METROMEDIA COMPANY, a Delaware general partnership ("Metromedia"), and METROMEDIA INTERNATIONAL GROUP, INC., a Delaware corporation ("MIG") and an affiliate of Metromedia.

          WHEREAS, Metromedia and MIG have agreed that Metromedia will provide to MIG and MIG will procure from Metromedia the services described herein on the terms and conditions set forth herein.

          NOW THEREFORE, in consideration of the Premises, terms and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE 1
                                    ---------

                                   MANAGEMENT
                                   ----------

          1.1  Appointment of Metromedia; Acceptance of Appointment.
               -----------------------------------------------------

               1.1.1 MIG hereby appoints Metromedia to provide to MIG such services of Metromedia's officers and other persons employed or retained by Metromedia as are more particularly provided for below in this Section 1.1 and Metromedia hereby accepts such appointment and agrees to provide services to MIG in accordance with the terms of this Section 1.. Metromedia and MIG anticipate that the specific needs of MIG may change in accordance with, among other
things, changes in the business of MIG.    MIG hereby grants to Metromedia
complete access to its operating assets, wherever located, and, to the extent necessary or desirable, to its employees, books and records in order to permit Metromedia to perform its duties hereunder.

               1.1.2 Metromedia will, to the extent requested by MIG or its subsidiaries, or to the extent MIG or it deems necessary or appropriate:

               (a) consult with and/or advise MIG concerning legal matters in general and provide, or arrange (at the expense of MIG) for the provision of, legal advice and services concerning the business and operations of MIG and all requirements of law, including without limitation






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                                                                        2

and if appropriate, the rules and regulations of all applicable federal, state and local regulatory authorities;

               (b) at the request and expense of MIG, arrange for, procure and cause to be maintained such insurance as may be obtained on reasonable terms and as appropriate to insure against risks and liabilities relating to the operations and assets of MIG and all aspects of the performance by Metromedia of its duties hereunder, which insurance will (i) name MIG or Metromedia or both of them as the insured party or parties, (ii) provide coverage to MIG as is customary and commercially reasonable, and {(iii) to the extent practicable, obtain a waiver of subrogation by the insurer in favor of any of such parties as may be appropriate.} If Metromedia receives any proceeds from anyinsurance claims based upon damage or injury to any assets or loss of business of MIG, then Metromedia will credit such proceeds to MIG;

               (c) consult with MIG regarding the establishment of personnel and other corporate policies;

               (d) subject to the provisions of Section 3.2 hereof, if and when Metromedia deems it appropriate, on behalf of and in the name of Metromedia and/or MIG, prosecute or defend, as the case may be, all suits, actions, arbitrations or other proceedings brought by or through MIG, and otherwise deal with and, if appropriate, settle any claims against or disputes involving MIG;

               (e) consult with MIG regarding payroll and financial accounting systems and cash management functions and provide to MIG the services of Metromedia's internal audit and finance department;

               (f) prepare or coordinate the preparation of federal, state and any local tax returns, handle or supervise any audits of such returns of MIG and its subsidiaries by tax authorities, and provide to MIG any tax information and any other tax services as may be requested by MIG, including tax planning or tax advisory services;

               (g) in consultation with the officers of MIG, establish and maintain at MIG's expense such benefit plans for the employees of MIG as are deemed appropriate, and provide such services as are necessary in order to ensure that such benefit plans are in compliance with the applicable provisions of ERISA; and




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               (h)  at the request and expense of MIG, provide any other
services as may reasonably be requested by MIG.

               1.1.3 Notwithstanding any other provision of this Agreement, in the performance of its duties hereunder, Metromedia will not have any obligation to incur any cost or expense or to advance any funds which constitute a Reimbursable Expense (as hereinafter defined) unless, in the reasonable opinion of Metromedia, sufficient funds of MIG will be available, from operating revenues or otherwise, to pay for or reimburse Metromedia promptly for such cost, expense or advance as incurred.

               1.1.4 The Management Fee referred to in Section 1.4 hereof and the other transactions provided for in this Agreement, and all other transactions negotiated, arranged, undertaken or entered into between MIG and Metromedia or any affiliate of Metromedia or any partner, officer, or employee of Metromedia or any of its affiliates will be negotiated on an arms-length basis.

          1.2  Limited Duties and Responsibilities.    Metromedia will not have
               ------------------------------------
any duty or responsibility to provide any services or to take or refrain from taking any actions except as provided in this Agreement. Nothing in this Agreement will be construed to provide for any compensation for services rendered or acts performed by Metromedia or its partners, officers or employees as a shareholder or director of MIG.

          1.3  Reimbursable Expenses.
               ----------------------

               1.3.1 Except as provided in Section 1.3.2 hereof, MIG will be responsible for, and Metromedia will be entitled to apply any revenues or other available funds of MIG in its possession to, out-of-pocket costs and expenses incurred by Metromedia and advances paid by Metromedia in connection with the performance by Metromedia of its obligations hereunder with respect to MIG (such costs, expenses and advances being herein collectively referred to as "Reimbursable Expenses") including but not limited to (i) such costs, expenses and advances that have been incurred by Metromedia on behalf of MIG and charged to MIG including, without limitation, the costs of insurance, employment agency fees, postage, telephone usage and internal and outside counsel and auditors and tax advisors, and (ii) such other costs, expenses and advances as are properly allocable




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                                                                        4

to MIG; provided, however, that nothing in this Agreement will be construed to authorize or permit Metromedia to charge to MIG any expense incurred by Metromedia if and to the extent that such expense is, in light of all relevant facts and circumstances, properly viewed as arising from or properly allocable to the activities, actions, or functions undertaken by Metromedia solely for its own benefit and unrelated to the performance by Metromedia of its obligations hereunder. All Reimbursable Expenses will be paid to Metromedia, in cash, quarterly.

               1.3.2 There will be excluded from Reimbursable Expenses the following costs, expenses and advances of Metromedia that are attributable to the management of its day-to-day business and operations and those of its affiliates, including:

               (a) salaries and operating expenses of Metromedia personnel that provide services to MIG, and

               (b) costs, depreciation and/or rent of headquarters facilities owned or leased by Metromedia and not directly allocable to the business of MIG.

          1.4  Management Fee.
               ---------------

               1.4.1 In order to compensate Metromedia for its services hereunder and for certain overhead and other costs incurred by it for which MIG is not directly responsible pursuant to Section 1.3 hereof, MIG will pay to Metromedia a management fee (the "Management Fee") at the annual rate of $1,500,000.00. MIG will pay the Management Fee to Metromedia in twelve equal monthly installments of $125,000.00 each no later than 15 days after the end of each of its twelve monthly accounting periods. The Management Fee may be adjusted to the extent necessary to compensate Metromedia for services rendered or costs incurred not originally contemplated hereunder.

                                    ARTICLE 2
                                    ---------

                              TERM AND TERMINATION
                              --------------------

          2.1  Term.     This Agreement will become effective as of November 1,
               -----
1995 and will terminate on October 31, 1996 and will be automatically renewed unless either party provides to the other 60 days' notice. In the event of termination of this Agreement, MIG will remain liable to Metromedia, and Metromedia will remain




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liable to MIG, for any amounts and obligations owing to or accrued in favor of
Metromedia or MIG, as the case may be, prior to the effective date of such termination.


                                    ARTICLE 3
                                    ---------

                          LIABILITY AND INDEMNIFICATION
                          -----------------------------

          3.1  Limitations on Liability.  Notwithstanding anything to the
               -------------------------
contrary in this Agreement, Metromedia will not be liable to MIG for any loss or damage of any nature incurred or suffered by MIG in any way relating to or arising out of the act or default of Metromedia or any of its employees or agents in the performance or the non-performance of this Agreement or any part hereof, except loss or damage to MIG caused by Metromedia's gross negligence or willful misconduct, to the extent to which the same is not covered by insurance. In no event will Metromedia be liable for MIG's loss of profits and/or other consequential loss or damage nor will Metromedia be in any way liable for any act, default or negligence, willful or otherwise, of any independent contractor retained by Metromedia for the purpose of providing services to MIG. Nothing contained in this Section or elsewhere in this Agreement will be construed as conferring any benefit whatsoever upon any person or entity other than MIG.

          3.2  Indemnification.    Except as otherwise set forth in the first
               ----------------
sentence of Section 3.1 hereof, Metromedia will not be liable for, and MIG will indemnify and save and hold Metromedia harmless from and against, any and all damages, liabilities, losses, claims, actions, suits, proceedings, fees, costs or expenses (including, but not limited to, reasonable attorneys' fees and other costs and expenses incident to any suit, proceeding or investigation of any claim) of whatsoever kind and nature (all of the foregoing hereinafter collectively referred to as "Expenses") imposed on, incurred by or asserted against Metromedia at any time during or after the term of this Agreement (whether because of an act or omission by Metromedia or otherwise unless such act or omission is determined to be a result of the gross negligence or willful misconduct of Metromedia) in any way relating to or arising out of the performance by Metromedia of its duties hereunder.





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                                    ARTICLE 4
                                    ---------

                                  MISCELLANEOUS
                                  -------------

          4.1  Notices.  Any notice, request, demand, waiver or consent required
               --------
or permitted hereunder will be deemed to have been given or made only if in writing and either delivered or sent by prepaid telegram or prepaid registered or certified mail, return receipt requested or by courier service or by facsimile transmission with confirmation of receipt, addressed as follows:

          If to MIG:

          Metromedia International Group, Inc.
          945 East Paces Ferry Road
          Suite 2210
          Atlanta, Georgia 30326
          Attention:  General Counsel
          FAX: (404)233-6865

          If to Metromedia, to:

          Metromedia Company
          One Meadowlands Plaza
          East Rutherford, New Jersey  07073
          Attention:  General Counsel
          FAX:  (201) 531-2803

The date of personal delivery, or the date of mailing of any such notice, request, demand, waiver or consent, will be deemed to be three (3) business days following the date of deposit with the U.S. Postal Service or one (1) business day following the date of personal delivery or deposit with a courier or facsimile transmission. Any party may change its address for the purpose of notice by giving like notice in accordance with the provisions of this Section 4.1.

          4.2  Conflict with Other Agreements.  If any provision of this
               -------------------------------
Agreement conflicts with the provisions of any material agreement by which either Metromedia or MIG is bound which conflict constitutes a material breach of such other material agreement, then the parties will modify the agreement so as to eliminate such breach or cause such breach to be not material.

          4.3  Assignment.    This Agreement may not be assigned by MIG.
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          4.4  Binding Effect.     This Agreement will be binding on and inure
               --------------
solely to the benefit of the parties hereto.

          4.5  Survival. The termination of this Agreement will not extinguish
               --------
any covenant contained in this Agreement which by its terms survives the termination of this Agreement or continues for a specific period of time thereafter.

          4.6  Separability.  Any provision of this Agreement which is
               ------------
prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

          4.7  Further Assurances.  From time to time after the signing hereof,
               ------------------
each of the parties will, at the request of the other party, and without further consideration, execute, acknowledge and deliver to the other party any and all instruments and other writings and do all other acts or things reasonably requested by the other party in order to evidence and effectuate the consummation of any of the transactions contemplated by this Agreement.

          4.8  No Joint Venture.   Nothing in this Agreement will be construed
               ----------------
or inferred to imply that Metromedia is a partner or joint venturer with MIG. All employees, agents or representatives employed by or used by Metromedia in its performance of this Agreement will be the employees, agents and representatives of Metromedia and not of MIG. MIG will not represent to others nor take any action from which others could infer it is a partner of or joint venturer with Metromedia.

          4.9  Power of Attorney.  MIG hereby appoints Metromedia its attorney-
               -----------------
in-fact for MIG during the term of this Agreement and authorizes Metromedia, in the name or on behalf of MIG, to make, execute, deliver, acknowledge, swear to, file and record all documents as may be necessary in the discretion of Metromedia, in the performance by Metromedia of its duties and services hereunder.

          4.10 Entire Agreement, etc.  This Agreement and the documents and
               ----------------------
instruments delivered pursuant hereto






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                                                                        8

contain the entire agreement between the parties with respect to the subject hereof and supersede any and all prior agreements, arrangements or understandings relating to the subject matter hereof. No representations, warranties, covenants or conditions, express or implied, other than as set forth herein, have been made by any party. No waiver or extension of time for performance of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances will be deemed to be construed as a further or continuing waiver or extension of any such term, provision or condition of this Agreement. This Agreement cannot be changed or terminated orally, and no waiver, extension or consent will be effective unless evidenced by an instrument in writing duly executed by the party who is sought to be charged with having granted the same. The Article and Section headings of this Agreement are for convenience of reference only and do not form a part hereof and do not in any way modify, interpret or construe the intentions of the parties. This Agreement will be governed by and construed and enforced in accordance with, and subject to, the laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York without regard to the conflict of law principles thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date and year first written above.


Metromedia Company                 Metromedia International Group, Inc.



By: /s/ Arnold L.  Wadler          By: /s/ Stuart Subotnick
   --------------------------         ----------------------

Name: Arnold L.  Wadler            Name: Stuart Subotnick
     ------------------------           --------------------

Title: Senior Vice President       Title: Vice Chairman
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